Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
16.	Income Taxes
For the years ended December 31, 2021 and 2020, the Company recorded current income tax expense of zero and $0.4 million, respectively. Significant components of the Company’s net deferred tax assets are summarized as follows
(in thousands):

	December 31, 2021	December 31, 2020
Deferred tax assets:
Net operating loss carryforwards	$36,898	$29,829
Intangibles	3,565	3,875
Accrued compensation	1,284	325
Credits	7,107	6,252
Fixed assets	6	40
Other, net	74	96
Right-of-use liability	36	23

Deferred tax assets	48,970	40,440

Deferred tax liabilities:
Right-of-use asset	(35)	(19)

Deferred tax liabilities	(35)	(19)
Net deferred tax assets	48,935	40,421
Valuation allowance	(48,935)	(40,421)

Net deferred tax assets	$—	$—

A reconciliation of the income tax computed at the federal statutory tax rate to the expense for income taxes for the years ended December 31, 2021 and 2020 is as follows (in thousands):

	December 31, 2021	December 31, 2020
Tax at statutory rate	$3,318	$3,058
State income taxes, net of federal benefits	(1,853)	292
Change in valuation allowance	8,515	808
Uncertain tax positions	569	474
Gain on change in fair value of earn-out liability	(10,271)	—
Permanent differences and other	636	47
Capitalized R&D	510	(3,836)
Credits	(1,424)	(492)

Income tax expense	$—	$351

Management assesses all available evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. The Company has experienced net losses since inception (aside from the years ended December 31, 2021 and December 31, 2020 when net income was realized as a result of a gain in fair value recognized associated with the earn-out liability and non-recurring revenue in connection with the Research Collaboration and License Agreement with Pfizer, respectively), and the revenue and income potential of the Company’s business and market are unproven. Due to the Company’s continuing research and development activities, the Company expects to continue to incur net losses into the foreseeable future. As such, the Company cannot conclude that it is more likely than not that its deferred tax assets will be realized. A valuation allowance of
$48.9 million and $40.4 million at December 31, 2021 and 2020, respectively, has been established to offset the deferred tax assets, as realization of such assets is uncertain.
Utilization of net operating loss (“NOL”) and research and development (“R&D”) credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as similar state and foreign provisions. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an “ownership change” as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders. Since the Company’s formation, the Company has raised capital through the issuance of capital stock on several occasions, which on its own or combined with the purchasing stockholders’ subsequent disposition of those shares, may have resulted in such an ownership change, or could result in an ownership change in the future.
The Company completed a preliminary Code section 382 and 383 study from inception through December 31, 2020 and concluded that
$1.8
million of federal and California net operating losses and
 $0.1
million of federal R&D credits will expire unused. The Company removed deferred tax assets for net operating loss of $0.6 million and research credits of
 $0.1
million from its deferred tax assets schedule and has recorded a corresponding decrease in the valuation allowance for 2020. The Company has not conducted the
382
study after December 31, 2020. When the study is completed, the Company will adjust its deferred tax assets accordingly. Due to the existence of a full valuation allowance any subsequent ownership changes will not impact the Company’s effective tax rate.

The

Company had federal and California NOL carryforwards of approximately $166.0 million and $
63.2

million, respectively, portions of which begin to expire in 2034. Federal NOLs of $87.5 million carry forward indefinitely. On March 27, 2020, the CARES Act was signed into law in response to the economic challenges facing US businesses. Under the CARES Act, the Internal Revenue Code was amended to allow for federal NOL carrybacks for five years to offset previous years income, or can be carried forward indefinitely to offset 100% of taxable income for the tax year 2020 and 80% of taxable income for tax years 2021 and thereafter.
As of December 31, 2021, the Company had federal and California research and development (“R&D” tax) credit carryforwards of approximately $8.5 million and $3.8 million, respectively. The federal R&D tax credit carryforwards will begin to expire in
2032
, unless previously utilized. The California R&D tax credit carryforwards are available indefinitely. As of December 31, 2021, the Company also had federal orphan drug tax credit carryforwards of $2.2 million that will begin to expire in 2037.
The Company recognizes a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more likely than not recognition at the effective date to be recognized.
A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2021 and 2020, excluding interest and penalties, is as follows (in thousands):

	December 31, 2021	December 31, 2020
Balance at beginning of the year	$7,623	$7,068
Additions/(reductions) for tax positions - prior year	—	—
Increase related to current year positions	612	555

Balance at the end of the year	$8,235	$7,623

For the years ended December 31, 2021 and 2020, the Company did not recognize any interest or penalties.
The Company currently files income tax returns in California and with the U.S. Internal Revenue Service. The Company currently has no tax periods under examination by any jurisdiction. Due to the existence of net operating loss carryforwards, all tax periods from inception of the Company are open for examination by taxing authorities for all jurisdictions.
Included in the balance of unrecognized tax benefits at December 31, 2021 is $6.8 million that, if recognized, would not impact the Company’s income tax expense (benefit) or effective tax rate as long as our deferred tax asset remains subject to a full valuation allowance. The Company does not expect any significant increases or decreases to our unrecognized tax benefits within the next 12 months.